C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Joseph F. Abely, Jr.
Joseph F. Abely, Jr.
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ William T. Butler
William T. Butler
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Raymond B. Carey, Jr.
Raymond B. Carey, Jr.
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Daniel A. Cronin, Jr.
Daniel A. Cronin, Jr.
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ T. Kevin Dunnigan
T. Kevin Dunnigan
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Regina E. Herzlinger
Regina E. Herzlinger
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Robert P. Luciano
Robert P. Luciano
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Robert H. McCaffrey
Robert H. McCaffrey
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ William C. Bopp
William C. Bopp
Executive Vice President and
Chief Financial Officer and
Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Benson F. Smith
Benson F. Smith
President and Chief
Operating Officer and Director

                             C. R. BARD, INC.
                             POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of C. R. BARD, INC. (the "Company"), in his or her capacity as set forth below, hereby constitutes and appoints WILLIAM H. LONGFIELD his or her true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder in connection with the registration under such Act of shares of Common Stock of the Company, including without limitation, the power and authority to sign the name of the undersigned director in the capacity indicated below opposite the name of such director to the Registration Statement on Form S-3 or any Form relating to the sale of such Common Stock, to be filed with the Securities and Exchange Commission with respect to said Common Stock, to any and all amendments to said Registration Statement, whether such amendments are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of December, 1995.


/s/ Charles P. Grom
Charles P. Grom
Vice President and Corporate Controller